TRANSAMERICA SERIES TRUST
Supplement dated October 6, 2009 to the Prospectuses dated May 1, 2009, as previously supplemented
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Transamerica Asset Allocation — Conservative VP
Transamerica Asset Allocation — Moderate Growth VP
Transamerica Asset Allocation — Moderate VP
Transamerica International Moderate Growth VP
The second bullet point under “Principal Investment Strategies” in the Prospectus relating to Transamerica Asset Allocation — Conservative VP, Transamerica Asset Allocation — Moderate Growth VP, Transamerica Asset Allocation — Moderate VP and Transamerica International Moderate Growth VP is deleted and replaced with the following:
▪	Allocation of assets among the underlying funds is based on such things as prudent diversification principles, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the bond allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.
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Transamerica MFS High Yield VP
The following information supplements and amends information concerning Transamerica MFS High Yield VP in the Prospectus:
The Board of Trustees of Transamerica MFS High Yield VP (the “Fund”) has approved changes to the Fund’s investment objective, strategies and principal risks, as well as the Fund’s name, effective on or about November 13, 2009. These changes do not require shareholder approval, and are described below. The Board has also approved a new investment sub-advisory agreement with AEGON USA Investment Management, LLC (“AUIM”) as the new sub-adviser for the Fund. The proposed change in sub-adviser requires shareholder approval, and Fund shareholders will receive proxy materials and will be asked to vote.
In connection with the proposed change in sub-adviser for the Fund, the Fund will be renamed “Transamerica AEGON High Yield Bond VP,” and there will be changes to the investment objective, strategies and principal risks of the Fund, as well as a reduction in the Fund’s advisory and sub-advisory fees, as described below. These changes will only take place if shareholders approve the proposed change in sub-adviser. The investment adviser of the Fund, Transamerica Asset Management, Inc., will remain the same. The Fund’s fundamental investment restrictions will also remain the same.
If the new investment sub-advisory agreement with AUIM is approved by shareholders, the Fund’s advisory and sub-advisory fees will be reduced as shown in the following table:

Current Advisory Fee (as a percentage of average daily net assets)	0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion

New Advisory Fee (as a percentage of average daily net assets)	0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million

Current Sub-Advisory Fee (as a percentage of average daily net assets)	0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion

New Sub-Advisory Fee (as a percentage of average daily net assets)	0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million*

*	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica High Yield Bond (which will be renamed “Transamerica AEGON High Yield Bond” on November 13, 2009), a series of Transamerica Funds, also managed by the sub-adviser.
Assuming the shareholders approve the proposal to approve AUIM as the new sub-adviser for the Fund, the following information will then apply to the Fund.

OBJECTIVE:
The investment objective of Transamerica AEGON MFS High Yield Bond VP is to seek a high level of current income by investing in high-yield debt securities.
PRINCIPAL STRATEGIES AND POLICIES:
The Fund seeks to achieve this objective by principally investing at least 80% of the fund’s net assets in a diversified portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.
AUIM’s strategy is to achieve yields as high as possible while managing risk. AUIM uses a “top-down/bottom-up” approach in managing the fund’s assets. The “top-down” approach is to adjust the risk profile of the fund. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decisions regarding the fund’s portfolio allocations.
AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the fund’s portfolio, as well as all potential acquisitions.
Each potential buy and sell candidate is analyzed by AUIM using both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. AUIM can review the results of its analysis and decide whether or not to proceed with a transaction.
AUIM may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
In addition, if the new investment sub-advisory agreement with AUIM is approved by shareholders, the Fund will no longer consider Convertible Securities Risk, Mortgage-Related Securities Risk, Bank Loans Risk, Foreign Securities Risk, Currency Risk, Emerging Markets Risk, Derivatives Risk, Counterparty and Third Party Transactions Risk, Liquidity Risk, Stocks Risk, and Portfolio Turnover Risk to be principal risks. The Fund will continue to consider Market Risk, Fixed-Income Securities Risk, and High-Yield Debt Securities Risk to be principal risks of the Fund.
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Transamerica MFS International Equity VP
The following replaces the first paragraph under the section entitled “Management — Portfolio Managers” relating to Transamerica MFS International Equity VP:
Daniel Ling, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Ling joined the investment area of MFS in 2006. Prior to 2006, he was an Investment Manager for Lion Capital Management in Singapore.
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Transamerica Small/Mid Cap Value VP
The following replaces the information under the section entitled “Management — Portfolio Managers” relating to Transamerica Small/Mid Cap Value VP:
Jeffrey J. Hoo, CFA, Portfolio Manager (lead)
Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo’s analytical responsibilities include the healthcare sector and industries within the consumer discretionary sector. He jointed TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from the University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

Joshua D. Shaskan, CFA, Portfolio Manager (co)
Joshua D. Shaskan is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He jointed TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from the University of California, Davis, and an M.B.A. from the University of California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.
Thomas E. Larkin, III, Portfolio Manager (co)
Mr. Larkin co-manages institutional and retail portfolios in the diversified equity strategy. In addition, his senior securities analyst responsibilities include covering the producer durables, autos and transportation, and materials and processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Larkin interned with Morgan Stanley in the Private Wealth Management Division and with Trust Company of the West as an analyst with their Worldwide Opportunities Emerging Markets Fund. He earned a B.A. in economics from Duke University. Mr. Larkin is currently a CFA Level 1 candidate and has eight years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the portfolio.
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Investors Should Retain this Supplement for Future Reference